Non-Current Assets and Disposal Groups Held for Sale	12 Months Ended
Dec. 31, 2019
Components of Other Non-Current Assets and Disposal Groups Held for Sale [Abstract]
Disclosure of non-current assets or disposal groups classified as held for sale [text block]

Non-Current Assets and Disposal Groups Held for Sale

Within the balance sheet, non-current assets and disposal groups held for sale are included in other assets and other liabilities.

in € m.	Dec 31, 2019	Dec 31, 2018
Cash and central bank balances	0	8
Financial assets at fair value through profit or loss	4,951	3
Loans	0	2,564
Property and equipment	15	62
Other assets	10	42
Total assets classified as held for sale	4,976	2,679

Deposits	0	874
Financial liabilities at fair value through profit or loss	2,671	4
Other liabilities	6,978	364
Total liabilities classified as held for sale	9,650	1,242

As of December 31, 2019 and December 31, 2018, no unrealized gains (losses) relating to non-current assets classified as held for sale were recognized directly in accumulated other comprehensive income (loss) (net of tax).

Transfer of Global Prime Finance and Electronic Equities platform to BNP Paribas S.A.

As part of the Group’s strategic transformation and restructuring plans announced on July 7, 2019, the Management Board of Deutsche Bank AG ("Deutsche Bank") also announced the exit of the Equities Sales & Trading business, while retaining a focused equity capital markets operation. In this context, Deutsche Bank had entered into a preliminary agreement with BNP Paribas S.A. ("BNP Paribas") to provide continuity of service to its prime finance and electronic equities clients, with a view to transferring technology and staff to BNP Paribas in due course. Under the agreement, the Group would continue to operate the platform until clients are migrated to BNP Paribas, with revenues transferred to BNP Paribas and certain costs to be refunded to Deutsche Bank.

Following on from the preliminary agreement and as communicated on September 23, 2019, Deutsche Bank entered into a master transaction agreement with BNP Paribas pursuant to which certain clients of Deutsche Bank’s Global Prime Finance business (except for Agency Securities Lending business) ("GPF") and Electronic Equities business ("EE") are referred to BNP Paribas. Where applicable, the referred clients would establish new accounts with BNP Paribas. Certain defined assets and liabilities relating to such referred clients would be transferred by the referred clients to their existing or, as the case may be, new accounts at BNP Paribas. Furthermore, the agreement includes certain IT applications, IP rights and IT assets (including hardware) used to handle transactions for the referred clients and other IP rights relating to the GPF and EE businesses to be licensed, sold or otherwise transferred to BNP Paribas.

On November 14, 2019, BNP Paribas and Deutsche Bank announced that the agreement to refer clients and to transfer technology and key staff from the GPF and EE businesses to BNP Paribas had received the necessary approvals and was therefore considered unconditional. The revenue transfer and cost reimbursement arrangement commenced on December 1, 2019. Accordingly, in the fourth quarter 2019, the assets (€ 5.0 billion) and liabilities (€ 9.6 billion) forming the transaction perimeter were classified as assets and liabilities held for sale of the Capital Release Unit (CRU). The assets and liabilities included in the disposal group are predominantly financial instruments which will either be novated to BNP Paribas, or the balances will be closed out between Deutsche Bank and the counterparties and simultaneously the clients would enter into the equivalent transactions with BNP Paribas. The measurement of the financial instruments is not impacted by their held for sale classification. In the third quarter 2019, the IT software and hardware assets were initially measured and recognized in accordance with applicable accounting rules. A comparison of the fair value less costs to sell and net assets of the disposal group resulted in an initial impairment loss of € 28 million recorded in General and administrative expenses included in CRU. During the fourth quarter 2019 and following their reclassification to the held for sale category, the assets were measured at the lower of their carrying amount and fair value less cost to sell, resulting in a further impairment loss of € 3 million recorded in CRU. It is expected that the transaction will unwind by end of 2021 with client transactions, IT hardware and software and employees transferred over the period.

Disposals in 2019

Division	Disposal	Financial impact[1]	Date of the disposal
Capital Release Unit

On June 9, 2019 and as planned, Deutsche Bank completed the sale of its Private & Commercial Bank ("PCB") business in Portugal to ABANCA Corporación Bancaria S.A. ("ABANCA"). The unit was previously classified as a disposal group held for sale in the first quarter 2018. Upon closing, the Group transferred assets under management of approximately € 3 billion, deposits of € 1 billion, and loans of € 3 billion as well as approximately 330 FTE to ABANCA.

		None.	Second quarter 2019.

[1]Impairment losses and reversals of impairment losses are included in Other income.